UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2009

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland	814-00672	20-1371499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1221 McKinney Street, Suite 2975 Houston, Texas		77010
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:  (713) 752-0062

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.            Regulation FD Disclosure.

On June 23, 2009, R. Kelly Plato, our Senior Vice President and Managing Director, presented at the BB&T Capital Markets Boston BDC Day conference.  For the benefit of all investors, the slides accompanying this presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on the registrant’s website, www.ngpcrc.com, under the section titled “Investor Relations.”

Item 9.01.            Financial Statements and Exhibits.

c.           Exhibits

99.1           NGP Capital Resources Company 1st Quarter 2009 Investor slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By: /s/ John H. Homier
       John H. Homier
       Chief Executive Officer

Date: June 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	NGP Capital Resources Company 1st Quarter 2009 Investor slide presentation.